UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Ashley Drive, Suite 2800, Tampa, Florida	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYKE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On June 17, 2021, Sykes Enterprises, Incorporated, a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sitel Worldwide Corporation, a Delaware corporation (“Parent”), and Florida Mergersub, Inc., a Florida corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are subsidiaries of Sitel Group, a leading global provider of customer experience (CX) products and solutions.

Upon the unanimous recommendation of a special transaction committee of the Board of Directors (the “Special Committee”), the Company’s Board of Directors (the “Board”) has unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth therein, are fair to, and in the best interests of, the Company and the Company’s shareholders; (b) approved and declared advisable the Merger Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, upon the terms and subject to the conditions set forth therein; (c) directed that the Merger Agreement be submitted to a vote of the Company’s shareholders for adoption at a special meeting of the Company’s shareholders; and (d) resolved to recommend that Company shareholders vote in favor of adoption of the Merger Agreement in accordance with the Florida Business Corporation Act.

Merger Consideration

On the terms, and subject to the conditions, of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, each share of the Company’s common stock (“Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than cancelled shares) will be converted at the Effective Time into the right to receive $54.00 in cash (the “Merger Consideration”), without interest and subject to any required tax withholding.

At the Effective Time, each Company stock appreciation right (“Company SAR”) that is outstanding under any Company equity incentive plan immediately prior to the Effective Time shall have all rights thereunder cancelled by virtue of the Merger and each former holder of any cancelled Company SAR that has an exercise price that is greater than the Merger Consideration shall be entitled to an amount in cash, without interest, equal to the product of (A) the Merger Consideration minus the exercise price thereof multiplied by (B) the number of shares of Company Common Stock subject to such Company SAR, less any applicable withholding taxes. Each Company SAR that is not in-the-money shall be automatically cancelled immediately prior to the Effective Time for no consideration.

At the Effective Time, each Company restricted stock unit or Company performance stock unit covering shares of Company Common Stock granted under the Company’s equity incentive plans that is outstanding immediately prior to the Effective Time shall become fully vested (with the performance stock units deemed achieved at one-hundred percent, in accordance with the terms of the applicable award agreements) and cancelled in exchange for an amount in cash equal to the Merger Consideration multiplied by the number of shares of Company Common Stock subject to such Company restricted stock unit or Company performance stock unit, less any required tax withholding.

Conditions to the Merger

Consummation of the Merger is subject to customary closing conditions, including, among others, (i) the absence of certain legal impediments that prohibit the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (ii) receipt of certain regulatory clearances, including, the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the adoption of the Merger Agreement by the holders of a majority of the issued and outstanding shares of Company Common Stock and (iv) all consents, approvals, clearances and other authorizations of any governmental entity.

If the Merger is consummated, the Company’s Common Stock will be delisted from the NASDAQ Stock Market and deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”).

Representations and Warranties and Covenants

The parties have each made customary representations and warranties. Parent has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others, to use its reasonable best efforts to obtain debt financing as contemplated by the Merger Agreement. The Company has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others: (i) to conduct its business in the ordinary course and in a manner consistent with past practice during the period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period; (ii) not to solicit proposals relating to alternative transactions to the Merger with a third party or engage in discussions or negotiations with respect thereto; and (iii) to use reasonable best efforts to cooperate with Parent’s efforts to obtain debt financing. The parties have also agreed to use their respective reasonable best efforts to obtain regulatory clearances.

Termination and Termination Fees

Either Company or Parent may terminate the Merger Agreement prior to the Effective Time by mutual written consent and in certain other circumstances, including if (1) the Merger is not completed by November 17, 2021, subject to certain extension rights by the parties on no more than two successive occasions of two (2) months each (not to exceed 9 months after the date of the Merger Agreement) (an “Outside Date Termination”), (2) the Company’s shareholders fail to adopt the Merger Agreement (a “Shareholder Vote Termination”), (3) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order or law prohibiting the Merger, or (4) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach (a “Representation/Covenant Breach Termination”). Parent may terminate the Merger Agreement if (1) prior to receiving the Company’s shareholder approval, the Company’s Board changes, withholds or withdraws its recommendation in favor of the Merger to the Company’s shareholders (an “Adverse Recommendation Termination”) or (2) the Company has willfully and materially breached its “no-shop” obligations (a “No-Shop Breach Termination”). In addition, subject to compliance with specified process and notice requirements, the Company may terminate the Merger Agreement (1) in order to concurrently enter into a definitive agreement for a transaction that constitutes a Superior Proposal (as defined in the Merger Agreement) (a “Superior Proposal Termination”) prior to receiving the Company’s shareholder approval or (2) if Parent fails to close the Merger (a “Closing Failure Termination”) when required to do so under the Merger Agreement.

The Company will be required to make a payment to Parent of $66,000,000 (the “Company Termination Fee”) if an Adverse Recommendation Termination, a No-Shop Breach Termination or a Superior Proposal Termination occurs. The Company Termination Fee may also become payable by the Company under certain specified circumstances where (i) an Outside Date Termination or a Shareholder Vote Termination occurs, (ii) prior to such termination, an acquisition proposal has been publicly announced or disclosed and not withdrawn or otherwise abandoned and (iii) within one year following such termination, either an acquisition transaction is consummated by the Company or the Company enters into a definitive agreement providing for the consummation of an acquisition transaction.

Parent will be required to make a payment to Company of $99,000,000 if a Closing Failure Termination occurs.

Financing

The Merger is not subject to a financing condition. Parent has obtained a debt financing commitment for the purpose of financing the transactions contemplated by the Merger Agreement. The debt financing will enable Parent and Merger Sub to consummate the Merger and to pay all related fees and expenses. The obligations of certain debt commitment parties to provide the debt financing are subject to customary conditions.

No Solicitation

Following the date of the Merger Agreement and until the Effective Time or the termination of the Merger Agreement, the Company must comply with customary non-solicitation restrictions. However, the Company’s Board is permitted to consider bona fide, unsolicited, written Takeover Proposals (as defined in the Merger Agreement) that the Company’s Board determines are or are reasonably expected to result in a Superior Proposals (as defined in the Merger Agreement). In such a scenario, the Company’s Board must comply with certain notice and negotiation requirements with Parent, as set forth in the Merger Agreement. Subject to certain customary “fiduciary out” exceptions, the Company’s Board may not change its shareholder recommendation in favor of the Merger, whether in connection with the Company’s receipt of a Superior Proposal or the occurrence of an Intervening Event (as defined in the Merger Agreement), and the Company may not terminate the Merger Agreement in order to accept a Superior Proposal.

Other Matters

The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other and may apply contractual standards of materiality that are different from materiality under applicable securities laws. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedules that the Company delivered to Parent in connection with signing the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement, are modified in important part by the underlying disclosure schedules, and qualified as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures and unless required by applicable law, the Company undertakes no obligation to update such information.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 18, 2021, the Company issued a press release announcing the parties’ entry into the Merger Agreement. A copy of the press release is filed as Exhibits 99.1 hereto and is incorporated into this Item 8.01 by reference. The press release contains forward looking statements which should be read together with the important factors referred to or incorporated by reference in the “Cautionary Statement Regarding Forward-Looking Statements” below.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will file with the SEC a proxy statement (the “Proxy Statement”) and mail the proxy statement to its shareholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, EACH AS FILED WITH THE SEC. EACH OF THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://investor.sykes.com/company/investors/financial-reports-and-filings/secfilings/default.aspx.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2021. If the holdings of the Company’s securities change from the amounts provided in the proxy statement on Schedule 14A for its 2021 Annual Meeting of Shareholders, or from the amounts provided in the Proxy Statement, such changes will be set forth in SEC filings on Forms 3, 4 and 5. These documents are available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are often identified by terminology such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “hope,” “intend,” “may,” “might,” “outlook, “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would” or the negative thereof or other variations thereon or comparable terminology.

Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the

Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements and as it relates to the proposed Merger include, but are not limited to:

•

the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including those circumstances in which the Company would be required to pay a termination fee;

•

the failure of the parties to satisfy conditions precedent to the completion of the proposed Merger, including the failure of the Company’s shareholders to approve the proposed Merger or the transaction parties’ failure to obtain necessary regulatory approvals;

•

the later existence of any unanticipated difficulties or expenses related to the proposed Merger, including the disruption of any existing plans or any impact on employee retention following the announcement of the proposed Merger;

•

the risk that regulatory or other approvals are delayed or are subject to terms and conditions not otherwise anticipated, or that the proposed Merger may not be otherwise completed in a timely manner or at all;

•	the impact of any response to the announcement and pendency of the Merger by customers, business partners, service providers or other government regulators;

•

the commencement of any legal proceedings or the entry of any judgments or settlements, including any lawsuits that may be filed against the Company, its board of directors, executive officers or other individuals following the announcement of the proposed Merger;

•	risks related to diverting management’s attention from the Company’s ongoing business operations; and

•

the risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed or furnished with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 26, 2021, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://investor.sykes.com/company/investors/financial-reports-andfilings/sec-filings/default.aspx. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are included with this Report:

Exhibit No:	Description

2.1	Agreement and Plan of Merger, dated June 17, 2021, among Sykes Enterprises, Incorporated, Sitel Worldwide Corporation and Florida Mergersub, Inc.*

99.1	Press Release of the Company, dated June 18, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*

The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted document to the Securities and Exchange Commission (“SEC”) upon request.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

	By:	/s/ John Chapman
John Chapman Chief Finance Officer

Date: June 21, 2021